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EXHIBIT 10.1 - FORM OF INSURANCE POLICY

                         NOTE GUARANTEE INSURANCE POLICY

Insured Obligations: FNANB Credit Card Master Note Trust (the "Note Trust")
                     $[______] Class A [Floating Rate] Asset Backed Notes, Series [_____]

Policy No:   [_____]

Effective Date:      [_____], 2002

     [____________], a [____________] (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guarantee Insurance Policy (this "Policy"), hereby agrees unconditionally and irrevocably to pay to the Indenture Trustee for the benefit of the Holders of the Insured Obligations, subject only to prior presentation of a Notice (as defined below) in accordance with the terms of this Policy, payment of that portion of the Insured Amounts (as defined below) that are Deficiency Amounts which shall become Due For Payment but shall be unpaid by reason of Non-Payment and certain Preference Amounts; provided, however, that the aggregate of all Preference Amounts (as defined below) shall be subject to the limitations in such term; provided, further, that in no event shall the amount payable by the Insurer with respect to Insured Amounts under this Policy exceed the Policy Amount (as defined below). The Insurer's obligations under this Policy with respect to an Insured Amount shall be discharged to the extent funds to pay such Insured Amount are
(i) deposited with the Indenture Trustee for deposit into the Collection Account in accordance with the Indenture, the Transfer and Servicing Agreement or the Pooling Agreement or (ii) disbursed by the Insurer as provided in this Policy to the Indenture Trustee, in each case, whether or not such funds are properly applied by the Indenture Trustee, the Trustee or any Paying Agent, and the Insurer shall have no further obligation hereunder in respect of such Insured Amount. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Insured Obligations (including any early redemption), unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Note Trust for withholding taxes, if any (including interest and penalties in respect of such liability).

     Subject to the foregoing, the Insurer shall make payment to the Indenture Trustee of any Preference Amount, if sufficient funds are not otherwise available for payment of such disgorgement or recovery, when due to be paid pursuant to an Order (as defined below), the later of (a) the date when due to be paid pursuant to the Order referred to below and (b) the fifth Business Day following receipt on a Business Day by the Insurer in New York, New York of (i) a certified copy of the final nonappealable order of a court or other governmental body exercising competent jurisdiction ordering the recovery by a receiver, conservator, debtor-in-possession or trustee in bankruptcy of a Preference Amount (an "Order"), (ii) a certificate by or on behalf of the Indenture Trustee or the Holders that the Order has been entered and is not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, duly executed and delivered by the Indenture Trustee or the Holders, as applicable, irrevocably assigning to the Insurer all rights and claims of the Indenture Trustee or the Holders,

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as applicable, relating to or arising under the Insured Obligations against the debtor which made such preference payment or otherwise with respect to such Preference Amount, (iv) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Indenture Trustee and the Holders in any legal proceeding relating to such preference payment in a form satisfactory to the Insurer, and (v) a Notice appropriately completed and executed by the Indenture Trustee; provided, however, that the Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment in respect of principal on the Insured Obligations prior to the time the Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph hereof; provided, further, that in no event shall the Insurer be obligated to make any payment in respect of any Preference Amount to the extent that such payment, when added to all prior payments of Insured Amounts, would exceed the Policy Amount. Such payments shall be disbursed to the court or other governmental body or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order on behalf of such Holders and not to any Holder or the Indenture Trustee directly unless such Holder or the Indenture Trustee, as applicable, has returned principal or interest paid on the Insured Obligations to such court or other governmental body or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Order, in which case such payment shall be disbursed to the Indenture Trustee on behalf of such Holder, subject to delivery of (a) the items referred to in clauses (i) through (v) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or other governmental body or receiver, conservator, debtor-in-posession or trustee in bankruptcy named in such Order.

     The Insurer shall pay any amounts (other than Preference Amounts) due hereunder in immediately available funds no later than 12:00 noon, New York City time, on the later of [the Business Day prior to the Distribution Date] on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided, however, that if such Notice is received after 12:00 noon, New York City time, on such Business Day or a day that is not a Business Day, it shall be deemed to be received on the following Business Day. The terms "receipt" and "received" mean, with respect to any item to be delivered under this Policy with respect to a claim, actual delivery to the Insurer, before 12:00 noon, New York City time, on a Business Day; delivery of any item to be delivered under this Policy on a day that is not a Business Day or after 12:00 noon, New York City time on a Business Day, shall be deemed to be received on the following Business Day. If any Notice, certificate, instrument or other item given under this Policy received by the Insurer is not in proper form or is not properly completed, executed or delivered or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Insurer for purposes of this Policy, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice, certificate, instrument or other item.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Insurer to the Indenture Trustee on behalf of the Holders by wire transfer of immediately

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available funds in the amount of the Insured Amount less, in respect of Insured
Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payments and legally available therefor.

     Upon any payment hereunder, the Insurer shall be subrogated to the rights of each Holder and the Indenture Trustee to receive any and all amounts due under the Insured Obligations under the terms of the Indenture to the extent of any payment by the Insurer under this Policy. Once payments of the Insured Amounts have been made to the Indenture Trustee or deposited into the Collection Account, the Insurer shall have no further obligation hereunder in respect of such Insured Amounts.

     The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date are made. In so doing, the Insurer does not waive its rights to seek full payment of all amounts owed to it, subject to the foregoing.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture or in the Pooling Agreement as of the Effective Date of this Policy, without regard to any amendment or modification to the Indenture or the Pooling Agreement after such Effective Date unless such amendment or modification has been approved in writing by the Insurer.

     As used herein, the following terms shall have the following meanings:

     "Deficiency Amount" means [(x) in respect of each Distribution Date, an amount equal to the sum of (a) the amount equal to the excess, if any, of (i) the Class A Monthly Interest payable on such Distribution Date over (ii) the Available Funds and Reallocated Principal Collections available to pay the Class A Monthly Interest on such Distribution Date and (b) the Potential Class A Charge-Off for such Distribution Date; and (y) on the Series [_____] Termination Date, the outstanding principal amount of the Insured Obligations as reduced by the application of all Available Principal Collections and amounts on deposit in the Principal Funding Account (and all other funds available for reduction of principal on the Insured Obligations on such Series [_____] Termination Date); provided, however, that no payment (other than any payment made in respect of Preference Amounts) under this Policy with respect to any Distribution Date shall exceed the Policy Amount for such Distribution Date.]

     "Due For Payment" means, with respect to any Insured Amount that is a Deficiency Amount, such amount that is due and payable under the Indenture on the related Distribution Date.

     "Holder" means each Class A Noteholder who, on the applicable date, is entitled under the terms of the applicable Insured Obligations to payment thereunder.

     "Indenture" means the Master Indenture dated as of [_____], 2002 (the "Base Indenture"), between the Note Trust and JPMorgan Chase Bank, as indenture trustee (together with any successor, the "Indenture Trustee"), as supplemented by the Indenture Supplement

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dated as of [_____], 2002 (the "Indenture Supplement"), between the Note Trust and the Indenture Trustee.

     "Insolvency Proceeding" means the commencement, after the date hereof, of any bankruptcy, insolvency, receivership, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against the Transferor, the Servicer or the Note Trust, the commencement, after the date hereof, of any proceedings by or against the Transferor, the Servicer or the Note Trust for the winding up or liquidation of its affairs, or the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, receivership, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating the Transferor, the Servicer or the Note Trust.

     "Insured Amount" means (i) as of any Distribution Date, the Deficiency Amount and (ii) any Preference Amount; provided, however, that in no event shall the amount payable by the Insurer under this Policy exceed the Policy Amount.

     "Insured Obligations" means the FNANB Credit Card Master Note Trust $[_____] Class A [Floating Rate] Asset Backed Notes, Series [______].

     "Insured Payment" means, with respect to any Distribution Date, the aggregate amount paid by the Insurer to the Indenture Trustee in respect of (i) Deficiency Amounts for such Distribution Date and (ii) Preference Amounts for any given Business Day.

     "Non-Payment" means, with respect to any Distribution Date, a Deficiency Amount which is Due For Payment but has not been paid pursuant to the Indenture.

     "Note Trust" means the FNANB Credit Card Master Note Trust created by the Trust Agreement.

     "Notice" means a telephonic or telegraphic notice, promptly confirmed in writing by telecopy, substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail from the Indenture Trustee to the Insurer specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

     "Policy Amount" means, with respect to any Distribution Date, the sum of
(i) the outstanding principal amount of the Insured Obligations on such Distribution Date and (ii) accrued and unpaid interest due on the Insured Obligations at the [Class A Note Rate] on such Distribution Date.

     "Pooling Agreement" means the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among DC Funding International, Inc., as transferor (the "Transferor"), First North American National Bank, as servicer (the "Servicer"), and JPMorgan Chase Bank, as trustee (together with any successor, the "Trustee") (the "Pooling and Servicing Agreement"), as supplemented by the Collateral Series Supplement dated as of [_____], 2002 (the "Series Supplement") among the Transferor, the Servicer and the Trustee.

     "Preference Amount" means [____________].

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     "Series [_____] Termination Date" means the [_____] 20[__] Distribution
Date.

     "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement dated as of [_____________], 2002 among the Transferor, the Servicer and the Note Trust.

     "Trust Agreement" means the Amended and Restated Trust Agreement dated as of [______________], 2002 between the Transferor and Wilmington Trust Company, a Delaware banking corporation, as owner trustee.

     "U.S. Dollar" means the lawful currency of the United States of America as of the Closing Date.

     Any notice hereunder or service of process on the Insurer may be made at the address listed below or such other address as the Insurer shall specify in writing to the Indenture Trustee.

     The notice address of the Insurer is [____________], Attention:
[____________], telephone number [____________] and facsimile number [____________], or such other address as the Insurer shall specify to the Indenture Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     This Policy is non-cancelable by the Insurer for any reason, including failure to receive payment of any premium due hereunder or any other amounts due under the Insurance Agreement. The premium on this Policy is not refundable for any reason including payment of the Insured Obligations, or provision being made for payment thereof, prior to maturity of the Insured Obligations. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of the Insurer, nor against any risk other than Non-Payment, including failure of the Indenture Trustee, the Trustee or any Paying Agent to make any payment due Holders of the Insured Amounts.

     For purposes of this Policy, the amount due on the Insured Obligations at any time shall be deemed to have been reduced by the amount of any payment made by or on behalf of the Note Trust to a Holder or to the Indenture Trustee, the Trustee or any Paying Agent, which payment shall have been made in respect of the amounts due on the Insured Obligations.

     This Policy and the obligations of the Insurer hereunder shall terminate upon the date that is one year and one day following the earlier of (a) the Series [_____] Termination Date, and (b) the date on which all amounts required to be paid to the Holders under the Indenture have been paid in full; provided, however, that, if any Insolvency Proceeding is existing by or against the Transferor, the Servicer or the Note Trust during such one year and one day period, then this Policy and the Insurer's obligations hereunder shall terminate on the later of (i) the end of such one year and

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one day period and (ii) the date of the conclusion or dismissal of such
Insolvency Proceeding without continuing jurisdiction by the court or other governmental body in such Insolvency Proceeding, provided, further, that, notwithstanding anything herein to the contrary, this Policy shall not terminate prior to the date on which the Insurer has made all payments required to be made under the terms of this Policy in respect of Preference Amounts.

     This Policy sets forth in full the undertaking of the Insurer and, except as expressly provided herein, may not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, and may not be cancelled or revoked.

     No Person other than the Indenture Trustee shall be entitled to present the Notice.

                  [Remainder of Page Intentionally Left Blank]

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          IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed this [__] day of [_____], 2002.

                                            [___________]

    Attest:__________________________       By: ________________________________
    Title:                                  Name:
                                            Title:

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                                    EXHIBIT A

                       TO NOTE GUARANTEE INSURANCE POLICY
                                 NUMBER: [_____]

                  NOTICE UNDER NOTE GUARANTEE INSURANCE POLICY

[____________]
[____________]
[____________]
Attention: [____________]


     The undersigned individual, a duly authorized officer of JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), hereby certifies to [____________] (the "Insurer"), with reference to Note Guarantee Insurance Policy Number: [_____] (the "Policy") issued by the Insurer in favor of the Indenture Trustee under the Master Indenture dated as of [_____], 2002 (the "Base Indenture"), between FNANB Credit Card Master Note Trust (the "Note Trust") and the Indenture Trustee, as supplemented by the Indenture Supplement dated as of [_____], 2002 (the "Indenture Supplement" and, together with the Base Indenture, the "Indenture"), between the Note Trust and the Indenture Trustee, that:

          (i) The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders and the beneficiary under the Policy;

          (ii) [ the Deficiency Amount for the [Distribution Date occurring on [_______________] (including the Class A Expected Final Payment Date)] or [the Series [_____] Termination Date] (the "Applicable Distribution Date") is $[__________] (the "Deficiency Amount");]

          (iii) [RESERVED];

          (iv) the total Insured Amount due is $[___________], which amount equals the sum of the Deficiency Amount and the Preference Amount;

          (v) the Indenture Trustee has not before made a demand for the Insured Amount in respect of the Applicable Distribution Date;

          (vi) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Amount set forth in (ii) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Indenture and for the dollar amount of the Insured Amount set forth in (iii) above to be applied to the payment of any Preference Amount;

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          (vii)  the Indenture Trustee directs that payment of the Insured
     Amount be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
     Policy: [INDENTURE TRUSTEE'S ACCOUNT]; and

          (viii) the Indenture Trustee hereby agrees that, following receipt of any Insured Payment from the Insurer, it shall (a) hold such amount in trust and apply the same directly to the distribution of payment on the Insured Obligations when due, (b) not apply such funds for any other purpose, (c) deposit such funds to the Collection Account, with respect to interest, and the Principal Funding Account, with respect to principal, and not commingle such funds with other funds held by the Indenture Trustee and
     (d) maintain an accurate record of such payments with respect to the Insured Obligations and the corresponding claim on the Policy and proceeds thereof.

          (ix) The Indenture Trustee, on behalf of the Holders, hereby assigns to the Insurer the rights, and confirms that the Holders have assigned all rights of the Holders, under the Insured Obligations to the extent of any payment by the Insurer under the Policy. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to the Insurer in respect of such payments. Payments to the Insurer in respect of the foregoing assignment, or with respect to any subrogation rights, shall in all cases be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on behalf of the Holders and the Holders on account of payments due on the Insured Obligations. The Indenture Trustee shall take such action and deliver such instruments prepared by the Insurer, at the Insurer's expense, as may be reasonably requested or required by the Insurer to effectuate the purpose or provisions of this clause (ix).

          Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

          ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

          IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the [__] day of [_________], [_____].

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                                           JPMORGAN CHASE BANK, as Indenture
                                              Trustee

                                       By: _____________________________________
                                       Name:
                                       Title:

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